Exhibit 99
Form 4 Joint Filer Information

Name:	Carlyle Partners IV, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	03/30/2010

Signature:	Carlyle Partners IV, L.P.

	By:	TC Group IV, L.P., as its General Partner

	By:	TC Group IV Managing GP, L.L.C., as its
General Partner

	By:	TC Group, L.L.C., as its Managing Member

	By:	TCG Holdings, L.L.C., as its Managing Member

	by:	/s/ Daniel A. D’Aniello

		Name:	Daniel A. D’Aniello
		Title:	Managing Director

Name:	TC Group IV, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	03/30/2010

Signature:	TC Group IV, L.P.

	By:	TC Group IV Managing GP, L.L.C., as its
General Partner

	By:	TC Group, L.L.C., as its Managing Member

	By:	TCG Holdings, L.L.C., as its Managing Member

	by:	/s/ Daniel A. D’Aniello

		Name:	Daniel A. D’Aniello
		Title:	Managing Director

Name:	TC Group IV Managing GP, L.L.C.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	03/30/2010

Signature:	TC Group IV Managing GP, L.L.C.

	By:	TC Group, L.L.C., as its Managing Member

	By:	TCG Holdings, L.L.C., as its Managing Member

	by:	/s/ Daniel A. D’Aniello

		Name:	Daniel A. D’Aniello
		Title:	Managing Director

Name:	TC Group, L.L.C.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	SS&C TECHNOLOGIES HOLDINGS, INC. [SSNC]

Date of Event Requiring Statement:	03/30/2010

Signature:	TC Group, L.L.C.

	By:	TCG Holdings, L.L.C., as its Managing Member

	by:	/s/ Daniel A. D’Aniello

		Name:	Daniel A. D’Aniello
		Title:	Managing Director